THIS NOTE HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATIONS PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THIS NOTE SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE NOTE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

OICCO ACQUISITION IV INC.

CONVERTIBLE NOTE

US $40,000 July 14, 2014

OICCO ACQUISITION IV INC., a Delaware corporation (the "Company"), the principal office of which is located at 5881 NW 151st Street, Suite 216, Miami, Florida 33014 for value received hereby promises to pay to the order of: Artemisa Holdings Inc. (the "Holder"), the sum of US $40,000 or such lesser amount as shall then equal the outstanding principal amount hereof (the "Principal Amount") and any unpaid accrued interest hereon (together with the Principal Amount, the "Outstanding Amount") as set forth below, on September 1, 2014, (the "Maturity Date"). Payment for all amounts due hereunder shall be made by mail to the registered address of the Holder.

The following is a statement of the rights of the Holder of this Note and conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1. Interest; Prepayment.

a. The Company shall pay interest (computed on the basis of a 365 day year) at a rate of ten percent (10) % per annum on the Principal Amount during the period beginning on the date of issuance of this Note and ending on the later of the date the Outstanding Amount is paid in full or the date of the final conversion.

b. The Company may pre-pay the Note without a penalty.

2. Events of Default. If one or more of the following described "Events of Default" shall occur,

a The Company shall fail to perform or observe in any material respect any covenant, term, provision, condition, agreement or obligation of the Company under this Note and such failure shall continue uncured for a period of ten (10) days after written notice by certified mail from the Holder specifically describing such failure or, if such failure is by its nature curable but not curable within thirty (30) days from the date of such notice, if the Company shall have failed to commence within such thirty (30) day period in good faith to cure such failure and shall have failed to cure such failure within a reasonable time longer than thirty (30) days; or

b. A trustee, liquidator or receiver shall be appointed by the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

c. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within thirty (30) calendar days thereafter; or

d. Bankruptcy reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief or debtors shall be instituted by or against the Company and, if instituted against the Company, the Company shall by any action or answer approve of, consent to or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding or such proceedings shall not be dismissed within sixty (60) days thereafter.

3. Conversion.

3.1. Conversion. The Holder shall have the right to directly convert the Outstanding Amount on this Note into 500,000 shares of Company Common Stock.

3.2. Conversion Privileges. The Conversion Privileges set forth in this document shall remain in full force and effect immediately from the date hereof and until the Note is paid in full regardless of the occurrence of an Event of Default. The Note shall be payable in full on the Maturity Date, unless previously converted into Common Stock in accordance with this document hereof., provided, that if an Event of Default has occurred that has not been timely cured, the Borrower may not pay this Note, without the consent of the Holder, until up to one year after the later of the date the Event of Default has been cured or one year after the Maturity Date.

3.3. Registration Rights. The Holder shall have demand registration and piggyback registration rights as provided on the attachment to this Convertible Note if in fact Holder opts to convert.

3.4. Delivery of Documents. As promptly as practicable after the conversion of this Note (but in no case later than three (3) business days after receipt of the Note and the signed Notice of Conversion), the Company, at its expense, will issue and deliver by express courier service for delivery to the Holder of this Note the transactional documents issuable upon such conversion.

3.5. Mechanics and Effect of Conversion. Upon conversion of this Note, the Company shall be forever released from all its obligations and liabilities under this Note, except that the Company shall be obligated to pay the Holder, upon conversion, any interest accrued and unpaid or unconverted to and including the date of such conversion, and no more.

4. Non-Assignment. Subject to the restrictions or transfer described below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators, and transferees of the parties.

5. Waiver and Amendment. This Note constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes all prior

agreements with respect to the subject matter hereof. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and Holder thereof.

6. Restrictions on Transfer. This Note and the Common Stock issuable upon the conversion hereof have not been registered under the Securities Act of 1933, as amended, (the " Securities Act") and have been sold pursuant to an exemption from registration under the 1933 Act.

7. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if made by hand delivery, by an express courier company, by registered or certified mail, or by facsimile transmission (with a confirming copy delivered within 24 hours thereafter), at the respective addresses and/or facsimile number of the parties as set forth herein.

8. Governing Law; Interpretation. This Agreement, and all exhibits attached, shall be governed by and construed under the laws of the State of Florida and the laws applicable therein without regard to its choice of law principles. All disputes should be determined and litigated in the courts of Florida.

Any legal action or proceeding in connection with this Agreement or the performance hereof may be brought in the state courts located in Florida, and the parties hereby irrevocably submit to the nonexclusive jurisdiction of such courts for the purpose of any such action or proceeding.

9. Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

10. Attorney's Fees. Should any party bring an action to enforce the terms of this Note, then the prevailing party in the action shall be entitled to recovery of its attorney's fees from the other party.

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IN WITNESS WHEREOF, the Company has caused this Note to be issued this_____ day of July, 2014.

OICCO ACQUISITION IV INC.

By: [signature]
Print: William P. Bartkowski
Title: President and COO

HOLDER:

By: [signature]

Print: GARY SPANIAK
Title: PRESIDENT

Address:

Phone:
Email:

ADDENDUM

This is an Addendum to the Convertible Note dated July 14, 2014 issued by maker OICCO ACQUISITION IV INC., now known as VAPARIA CORPORATION, to payee ARTEMISA HOLDINGS INC., in the principal amount of US $40,000 and at the annual interest rate of 10% payable on September 1, 2014 (the "Note").

The parties desire to extend the maturity date of the note from September 1, 2014 to December 1, 2014, upon the same terms and conditions set forth in the Note.

The parties hereby agree to extend the maturity due date on the Note to December 1, 2014 (the "Maturity Date") with the original principal amount of US $40,000, with all other terms and conditions of the Note remaining in full force and effect.

Dated:

September 1, 2014

MAKER:

OICCO ACQUISITION IV INC.

By: ______________________

Name: William P. Bartkowski

Title: President and CEO

PAYEE:

ARTEMISA HOLDINGS INC

By: ______________________

Name: Gary Spaniak

ADDENDUM

This is an Addendum to the Convertible Note dated July 14, 2014 issued by maker OICCO ACQUISITION IV INC., now known as VAPARIA CORPORATION, to payee ARTEMISA HOLDINGS INC., in the principal amount of US $40,000 and at the annual interest rate of 10% payable on September 1, 2014 (the "Note").

On September 1, 2014 the parties agreed to extend the maturity date of the note from September 1, 2014 to December 1, 2014, upon the same terms and conditions set forth in the Note.

Now, as of the date of this ADDENDUM, the parties hereby agree to extend the maturity date on the Note to December 31, 2015 with the original principal amount of US $40,000, with all other terms and conditions of the Note remaining in full force and effect.

Dated:

December 1, 2014

MAKER:

VAPARIA CORPORATION

By: ______________________

Name: William P. Bartkowski

Title: President and COO

PAYEE:

ARTEMISA HOLDINGS INC.

By: ______________________

Name: Gary Spaniak